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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 1, 2005

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Delaware

(State or other jurisdiction of incorporation)

1-11605 (Commission File Number)	No. 95-4545390 I.R.S. Employer Identification No.

500 South Buena Vista Street

Burbank, California 91521

(818) 560-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) As previously reported, on December 1, 2005, the Board of Directors of the Registrant elected John E. Pepper, Jr. and Orin C. Smith as Directors, effective January 1, 2006. On March 10, 2006, the Board of Directors appointed Mr. Pepper to the Audit Committee and the Governance and Nominating Committee of the Board of Directors and Mr. Smith to the Audit Committee of the Board of Directors. At the same time, John Chen and Leo O’Donovan, S.J., left the Audit Committee of the Board of Directors, Mr. Chen was appointed to the Compensation Committee of the Board of Directors and Gary Wilson was appointed to the Governance and Nominating Committee of the Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson
Vice President, Counsel Registered In-House Counsel

Dated:	March 14, 2006